Exhibit 99.77(q)(1)

ITEM 77Q1 – Exhibits

(a)(1)

Articles of Amendment to dissolve ING BlackRock Science and Technology Opportunities Portfolio dated April 22, 2013 – Filed herein.

(a)(2)

Articles of Amendment effective July 12, 2013 (name change from ING WisdomTree Global High-Yielding Equity Index Portfolio to ING Global Value Advantage Portfolio) – Filed herein.

(a)(3)

Form of Articles Supplementary dated August 7, 2013 (unissued shares of Class I of ING U.S. Bond Index Portfolio) – Filed herein.

(e)(1)

Form of Investment Management Agreement effective May 7, 2013 between ING Variable Portfolios, Inc. and ING Investments, LLC – Filed herein.

(e)(2)

Waiver Letter dated May 1, 2013 to the Amended Investment Management Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. dated April 1, 2004 with respect to ING RussellTM Large Cap Growth Index Portfolio, ING RussellTM Large Cap Value Index Portfolio, ING RussellTM Mid Cap Growth Index Portfolio, and ING Hang Seng Index Portfolio – Filed herein.

(e)(3)

Side Letter Agreement dated May 1, 2013 to the Amended Investment Management Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. dated April 1, 2004 with respect to ING RussellTM Large Cap Growth Index Portfolio and ING Russell TM Large Cap Value Index Portfolio – Filed herein.

(e)(4)

Waiver Letter dated August 5, 2013 to the Amended Investment Management Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. dated April 1, 2004 with respect to ING Euro STOXX 50® Index Portfolio, ING FTSE 100® Index Portfolio, and ING Japan TOPIX Index® Portfolio – Filed herein.

(e)(5)

Form of Sub-Advisory Agreement effective May 7, 2013 between ING Investments, LLC and ING Investment Management Co. LLC – Filed herein.

(e)(6)

Waiver Letter dated August 5, 2013 to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC with respect to ING Euro STOXX 50® Portfolio, ING FTSE 100 Index® Portfolio, and ING Japan TOPIX Index® Portfolio – Filed herein.